UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

Filed by the Registrant                                                     [X]

Filed by a Party other than the Registrant                                  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Section 240.14a-12

                                 Rivus Bond Fund
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                (Name of Registrant as Specified in its Charter)
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                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which transaction applies:

               --------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               --------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               --------------------------------------------------------------

          5)   Total fee paid:

               --------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                                     -------------------------------------------

          2)   Form, Schedule or Registration Statement No.:
                                                            --------------------

          3)   Filing Party:
                            ----------------------------------------------------

          4)   Date Filed:
                           -----------------------------------------------------

                                 RIVUS BOND FUND
                                 113 King Street
                                   Armonk, NY

                          IMPORTANT SHAREHOLDER MEETING

                                  June 25, 2008

DEAR SHAREHOLDER:

         You are cordially invited to attend the Annual Meeting of Shareholders of Rivus Bond Fund to be held on June 25, 2008, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania commencing at 10:30 a.m., EDT. Your Board of Trustees and management look forward to greeting those shareholders who are able to attend. The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

                                     CAUTION

         A dissident shareholder has indicated his intention to commence a hostile proxy contest against your Board of Trustees. The Board believe that the dissident shareholder will be seeking your support to elect himself and his close associates in place of all of the experienced incumbent members of the Board. WE URGE YOU TO REJECT THE DISSIDENT SHAREHOLDER AND HIS SOLICITATION EFFORTS - DO NOT SIGN ANY PROXY CARD SENT TO YOU BY THE DISSIDENT SHAREHOLDER. Please be assured that your Board of Trustees will continue to act in the best interest of Fund shareholders.

         Your vote is important regardless of the number of shares you own. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD as soon as possible even if you plan to attend the meeting. This will not prevent you from voting in person at the meeting but will assure that your vote is counted if you are unable to attend.

         On behalf of your Board of Trustees, thank you for your continued support.

                                   Sincerely,

                                   Clifford Corso
                                   President

--------------------------------------------------------------------------------
                                    IMPORTANT

Your vote is important regardless of the number of shares you own. Please SIGN, DATE and MAIL YOUR WHITE PROXY CARD at your earliest convenience. No postage is required if mailed in the United States. For instructions on vtelephone or internet voting see enclosed proxy card. Shareholders with questions or requiring assistance may call Georgeson, Inc., which is assisting us, toll-free at 1-888-293-6908.
--------------------------------------------------------------------------------

                                 RIVUS BOND FUND
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ----------------------

                                                                Armonk, New York
                                                                    May __, 2008

TO THE SHAREHOLDERS OF
RIVUS BOND FUND:

         The Annual Meeting of Shareholders of Rivus Bond Fund will be held on June 25, 2008, commencing at 10:30 a.m. EDT, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania for the following purposes:

     1.   To elect four Trustees for the Fund; and

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting in person. Shareholders of record at the close of business on May 14, 2008 are entitled to notice of and to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed WHITE PROXY CARD in order that the meeting can be held without additional expense and a maximum number of shares may be voted.


                                   By order of the Board of Trustees,

                                   Leonard I. Chubinsky
                                   Secretary

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                                PLEASE ACT TODAY!

Your Vote is important to secure the largest possible representation and avoid additional expense to the Fund of further solicitations. Please indicate your voting instructions on the enclosed WHITE PROXY CARD. Please DATE, SIGN and promptly MAIL your WHITE PROXY CARD in the enclosed postage paid envelope. The proxy is revocable by you at any time prior to its use.
--------------------------------------------------------------------------------

                                 RIVUS BOND FUND

                                 113 KING STREET
                                ARMONK, NY 10508

                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2008

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rivus Bond Fund for use at its Annual Meeting of Shareholders to be held on June 25, 2008, commencing at 10:30 a.m. EDT, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof. A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May __, 2008.

         In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the meeting. Voting electronically or telephonicly, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the meeting. The cost of soliciting proxies will be paid by the Fund.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

         On May 14, 2008, the record date for determination of shareholders entitled to receive notice of and to vote at the meeting (the "Record Date"), there were 4,907,678 shares of benefidial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund's then outstanding voting securities.

         The Fund's most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2008, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 800-331-1710.

         As you may be aware, a dissident shareholder has indicated his intention to commence a hostile proxy contest against the Board of Trustees and he may mail his own proxy solicitation materials to Fund shareholders. The shareholder may attempt to solicit your vote for the purpose of installing himself and his close associates as Trustees of your Fund and then terminating the investment advisory agreement between the Fund and its investment adviser. The shareholder had initially attempted to force the inclusion of his proposals in this proxy statement. His submission, however, did not meet the requirements of the federal proxy rules or the Fund's published procedures, and the staff of the Securities and Exchange Commission agreed that his proposals could be excluded from these proxy materials.

    YOUR BOARD OF TRUSTEES STRONGLY URGES YOU TO ONLY SUBMIT THE WHITE PROXY CARD. A PROXY CARD OF ANY OTHER COLOR IS NOT FROM THE FUND AND SHOULD BE
                               PROMPTLY DISCARDED.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         Four Trustees are to be elected at the meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below.


                                                                                         Number of
                           Position              Year First        Principal             Portfolios        Other
          Name, Address    Held with              Became          Occupation for        Overseen by     Directorships
           and Age           Fund                 Trustee          Past 5 Years           Trustee       Held by Trustee
--------------------------------------------------------------- -------------------- ---------------- ---------------------
NOMINEE FOR TRUSTEE -- "INTERESTED PERSON"
W. Thacher Brown            Trustee                1988         Former President            1          Director, Airgas,
113 King Street                                                 of MBIA Asset                          Inc.
Armonk, NY 10504, Born:                                         Management LLC                         (Wholesale-Industrial
December 1947                                                   from July 1998 to                      Machinery &
                                                                September 2004;                        Equipment); and
                                                                and Former                             Director,
                                                                President of 1838                      Harleysville
                                                                Investment                             Mutual Insurance
                                                                Advisors, LLC from                     Company, and
                                                                July 1988 to May                       Harleysville Group
                                                                2004.                                  (insurance)

NOMINEES FOR TRUSTEE - "INDEPENDENT PERSONS"

Suzanne P. Welsh                Trustee            2008         Vice President for           1          None
113 King Street                                                 Finance and
Armonk, NY 10504,                                               Treasurer,
Born: March 1953                                                Swarthmore College

Morris Lloyd, Jr.               Trustee             1989        Retired; former              1          Director and
113 King Street                                                 Development                             Treasurer, Hall
Armonk, NY 10504,                                               Officer, Trinity                        Mercer Hospital
Born: September 1937                                            College from April                      Foundation;
                                                                1996 to June 2002.                      Director and
                                                                                                        Treasurer, First
                                                                                                        Hospital Foundation.

J. Lawrence Shane               Trustee            1974         Retired; former              1          Member and former
113 King Street                                                 Vice Chairman and                       Chairman of the
Armonk, NY 10504,                                               CFO of Scott Paper                      Board of Managers
Born: January 1935                                              Company until 1992.                     of Swarthmore
                                                                                                        College.

-------------------------------
     * Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he owns shares of MBIA Inc., of which the investment adviser is an indirect wholly-owned subsidiary.


CURRENT TRUSTEES AND OFFICERS

      NAME, ADDRESS AND            POSITION HELD                                          PRINCIPAL OCCUPATION
             AGE                     WITH FUND                POSITION SINCE               FOR PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
W. Thacher Brown                          See "Nominee for Trustee - Interested Person" above

J. Lawrence Shane                         See "Nominee for Trustee - Independent Persons" above

Suzanne P. Welsh                          See "Nominee for Trustee - Independent Persons" above

Morris Lloyd, Jr.                         See "Nominee for Trustee - Independent Persons" above

Clifford D. Corso                President                        2005               President and Chief Investment
MBIA CMC                                                                             Officer, MBIA Capital Management
113 King Street                                                                      Corp.; Managing Director and
Armonk, NY 10504                                                                     Chief Investment Officer, MBIA
Born: October 1961                                                                   Insurance Corporation; Director
                                                                                     and officer of other affiliated
                                                                                     entities within the MBIA Asset
                                                                                     Management Group.

Marc D. Morris                   Treasurer                        2005               Director of MBIA Capital
MBIA CMC                                                                             Management Corp.; Director and
113 King Street                                                                      officer of other affiliated
Armonk, NY 10504                                                                     entities within the MBIA Asset
Born: March 1959                                                                     Management Group.

Leonard I. Chubinsky             Secretary                        2005               Deputy General Counsel of MBIA
MBIA CMC                                                                             Insurance Corporation; officer
113 King Street                                                                      of other affiliated entities
Armonk, NY 10504                                                                     within the MBIA Asset Management
Born: December 1948                                                                  Group.

Richard J. Walz                  Chief Compliance                 2005               Officer of several affiliated
MBIA CMC                         Officer                                             entities within the MBIA Asset
113 King Street                                                                      Management Group.
Armonk, NY 10504
Born: April 1959

Robert T. Claiborne              Vice President                   2006               Officer of MBIA Capital
MBIA CMC                                                                             Management Corp.
113 King Street
Armonk, NY 10504
Born: August 1955

Gautam Khanna                    Vice President                   2006               Officer of MBIA Capital
MBIA CMC                                                                             Management Corp.
113 King Street
Armonk, NY 10504
Born: October 1969

TRUSTEES ATTENDANCE AT MEETINGS

         The Board of Trustees of the Fund held four meetings during the Fund's fiscal year ended March 31, 2008. All Independent Trustees attended more than 75% of all meetings of the Board and each committee of which they were members. Mr. Brown, an interested Trustee of the Fund, attended all meetings of the Board.

         Three of the four Trustees at that time attended the prior annual shareholders' meeting held on June 11, 2007. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Board to attend all meetings except for very limited exceptions.

AUDIT COMMITTEE

         The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, each of whom is an "independent" member of the Board, as that term is defined by the New York Stock Exchange's listing standards, and also a "non-interested person" as that term is defined in the Investment Company Act. The Fund's Audit Committee Charter is attached hereto as Exhibit A.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2008, the Audit Committee met once.

NOMINATING COMMITTEE

         The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" Trustee, as that term is defined by the New York Stock Exchange's listing standards. The Nominating Committee held one meeting during the last fiscal year. At that meeting one nominee was recommended to the Nominating Committee as a nominee by a current Trustee and subsequently approved by the Nominating Committee. The Fund's Nominating Committee Charter is attached hereto as Exhibit B.

         The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent and recommends any changes in compensation to the full Board.

         The Fund does not currently have a written policy with regard to stockholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) has not yet attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

         The Board of Trustees, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board of Trustees effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee's goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

         Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

         Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Rivus Bond Fund, 113 King Street, Armonk, NY 10504.

TRUSTEE AND EXECUTIVE OFFICER COMPENSATION

         For the fiscal year ended March 31, 2008, the Fund paid compensation to each Trustee in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $500 for each Nominating Committee meeting and $1,000 for each Audit Committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $67,386 for the fiscal year ended March 31, 2008. No compensation was paid to executive officers of the Fund.

         The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2008 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                                PENSION OR
                                                                RETIREMENT
                                            AGGREGATE        BENEFITS ACCRUED       ESTIMATED
          NAME OF PERSON AND              COMPENSATION       AS PART OF FUND    ANNUAL BENEFITS
          POSITION WITH FUND              FROM THE FUND         EXPENSES        UPON RETIREMENT
------------------------------------------------------------------------------------------------
W. Thacher Brown, Trustee*                   $16,000               $0                  $0
John Gilray Christy, Trustee**               $17,000               $0                  $0
Morris Lloyd, Jr., Trustee                   $17,000               $0                  $0
J. Lawrence Shane, Trustee                   $17,000               $0                  $0

--------------------
* "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
   Act.
** Mr. Christy resigned his position as a Trustee on March 31, 2008.


OWNERSHIP OF FUND SECURITIES

         The following table includes the ownership of Fund shares by the Trustees and Executive Officers of the Fund as of March 31, 2008.

                                                          DOLLAR RANGE OF EQUITY
                     NAME                                 SECURITIES IN THE FUND
--------------------------------------------------------------------------------
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS
         W. Thacher Brown                                   $50,001-$100,000
         Clifford D. Corso                                         NONE
         Marc D. Morris                                            NONE
         Leonard I. Chubinsky                                      NONE
         Richard J. Walz                                           NONE
         Robert T. Claiborne                                       NONE
         Gautam Khanna                                             NONE
INDEPENDENT TRUSTEES/NOMINEE
         Suzanne P. Welsh*                                         NONE
         Morris Lloyd, Jr.                                  $10,001-$50,000
         J. Lawrence Shane                                  $10,001-$50,000

--------------------
*        Ms. Welsh became a Trustee on March 31, 2008.

         None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (10 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

REQUIRED VOTE

         Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

         If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

                             ADDITIONAL INFORMATION

   REPORT OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

         Tait, Weller & Baker LLP,, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2009. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2008. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         During the fiscal year ended March 31, 2008, the Audit Committee met once and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund's independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 regarding auditor independence, and has discussed the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the Securities and Exchange Commission for the fiscal year ended March 31, 2008. The Audit Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh.

         Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2007 and 2008, respectively.

FISCAL YEAR ENDED                                 AUDIT-RELATED
MARCH 31,                     AUDIT FEES              FEES               TAX FEES          ALL OTHER FEES
-------------------------------------------------------------------------------------------------------------
2007                            $16,400                $0                 $2,600                 $0
2008                            $17,300                $0                 $2,700                 $0

         The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the

Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2007 and March 31, 2008 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

INVESTMENT ADVISER AND ADMINISTRATOR

        MBIA-CMC, 113 King Street, Armonk, NY 10504, serves as the Fund's investment adviser.PFPC Inc. provides certain administrative services to the Fund. . The investment adviser is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. MBIA-CMC, is a direct wholly owned subsidiary of MBIA Asset Management LLC, a Delaware limited liability company with principal offices at 113 King Street, Armonk, NY, 10504, and is an indirect wholly-owned subsidiary of MBIA Inc. ("MBIA"), a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. As of the Record Date, MBIA owned ____ shares, which is approximately __% of the Fund. Mr. W. Thacher Brown is a shareholder of MBIA.

SOLICITATION OF PROXIES

         This proxy solicitation is being made by the Board of Trustees of the Fund for use at the Annual Meeting. The cost of this proxy solicitation will be borne by the Fund. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. In addition to solicitation services to be provided by Georgeson Inc., as described below, proxies may be solicited by the Fund and its Trustees, and officers (who will receive no additional compensation from the Fund) and/or regular employees of the Fund's investment adviser, administrator, transfer agent, or any of their affiliates. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares of the Fund, and such persons will be reimbursed for their expenses.

         Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund will be approximately $_____ and that the total cash expenditure to date relating to the solicitation has been under $_____. These estimates include fees for attorneys, accountants, advisers, proxy solicitors, advertising, printing, distribution and other costs incidental to the solicitation. The Fund has retained Georgeson at a fee estimated not to exceed $50,000, plus reimbursement of reasonable out-of-pocket expenses, to assist in the solicitation of proxies (which amount is included in the estimate of total expenses above). The Fund has also agreed to indemnify Georgeson against certain liabilities and expenses, including liabilities under the federal securities laws. Georgeson anticipates that approximately 25 of its employees may solicit proxies. Georgeson is located at 199 Water St. 26th Floor, New York, NY 10038.

PARTICIPANTS

         Under applicable regulations of the Securities and Exchange Commission, the Fund and its Trustees, nominees for the Board of Trustees, executive officers, or agents of the Fund may be deemed to be participants in the solicitation of proxies from the Fund's shareholders in favor of the proposals to be presented by the Fund at the Annual Meeting. Except as indicated below, no participant has purchased or sold or otherwise acquired or disposed of any shares of the Fund in the last two years. Information with respect to the participants' beneficial ownership of the Fund's shares is as of May 14, 2008.

                                          BENEFICIAL OWNERSHIP OF
                                              RIVUS SHARES OF
          NAME                              BENEFICIAL INTEREST
-------------------------------    -------------------------------------
          W. Thacher Brown                      5,334
          Suzanne P. Welsh                        0
          Morris Lloyd, Jr.                      707
          J. Lawrence Shane                      676

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Fund's executive officers, Trustees and 10% stockholders and certain persons who are directors, officers or affiliated persons of the investment adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2008 the filing requirements applicable to the above-mentioned persons were met.

SECURITY OWNERSHIP OF CERTAIN OWNERS

         The Fund believes that the following own more than 5% of the outstanding voting shares of the Fund as of the Record Date:

                                            Percentage              Total
                                            Ownership              Number
           Name and Address                  of Fund              of Shares
           --------------------------    -----------------     ----------------


         Each Trustee's individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

         Proposals intended to be presented by shareholders for consideration at the 2009 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than January 12, 2009 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2009 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, must notify the Fund no later than March 17, 2009. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund's Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

OTHER MATTERS

         Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement, including as indicated by the dissident shareholder. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                   By Order of the Trustees,

                                   Leonard I. Chubinsky
                                   Secretary, Rivus Bond Fund
DATED: May __, 2008

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                    EXHIBIT A

                                 RIVUS BOND FUND

                             Audit Committee Charter

                             AUDIT COMMITTEE CHARTER

              1. STATEMENT OF POLICY

The Audit Committee shall direct the retention of independent accountants and approve in advance all audit and non-audit services of the independent accountants. The Audit Committee shall also review the financial reporting process, the system of internal control, the audit process, and the processes of Rivus Bond Fund (the "Fund"), for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. In performing its duties, the Audit Committee shall maintain effective working relationships with the Board of Trustees, management, the internal auditor and the independent accountants. The Fund will not hire any personnel from independent accountants who have worked in any capacity on the Fund's audit during the past three (3) years.

The primary function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent accountants' responsibility to plan and carry out a proper audit. The functions of the Audit Committee are the sole responsibility of the Audit Committee and may not be allocated to a different committee.

              2. ORGANIZATION

The Audit Committee shall be comprised of all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. An Audit Committee Chair shall be designated by such Trustees.


Management of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall consult as it deems appropriate with personnel and service contractors of the Fund and may engage and direct the Fund to compensate independent counsel, independent accountants or other advisers to independently inquire or investigate matters falling within the scope of this Charter. The Audit Committee shall meet at least once annually to determine the firm to be employed as the Fund's independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year. The Audit Committee shall meet with the Fund's independent accountants at least once annually outside the presence of the Fund's management representatives.

              3. PRINCIPAL DUTIES

The Audit Committee shall:

1. Approve in advance and be directly responsible for the appointment, compensation, retention and oversight of the Fund's registered public accounting firm ("independent accountants") engaged to provide audit and non-audit services for the Fund. The independent accountants will report directly to the Audit Committee. The Audit Committee shall evaluate the independent accountant's performance, costs, organizational capacity and independence from management; obtain receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Fund consistent with Independence Standards Board Standard 1. The Audit Committee will report to the full Board of Trustees regarding the selection, retention or termination of the independent accountants.

2. Review with management and the independent accountants the results of annual audits and non-audit services, including:

     (a) The independent accountant's audit of the Fund's annual financial statements including footnotes and its report thereon, including any significant audit findings.

     (b) The independent accountant's reasoning in accepting or questioning significant estimates by management.

     (c) The independent accountant's views as to the adequacy of disclosures in the Fund's financial statements in relation to generally accepted accounting principles.

     (d) Any serious difficulties or disputes with management or other service contractors encountered during the course of the audit.

     (e)  Any significant changes to the audit plan.

     (f) Any proposal that the independent accountants provide any audit or non-audit services to the Fund, its investment adviser or any entity controlling or under common control with the investment adviser.

3. Review, in consultation, as appropriate, with the independent accountants and the service contractors:

     (a) The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes).

     (b) The adequacy of internal controls at service contractors employed on behalf of the Fund including significant comments contained in service contractors auditors' reports on those controls.

     (c) Findings and recommendations of the independent accountants and the internal auditor on internal controls maintained both by the Fund and their service contractors, together with responses of the appropriate management, including the status of previous audit recommendations.

4. Inquire of management and the independent accountants as to significant tax accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

5. Meet periodically with the independent accountants in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately.

6. Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Audit Committee, as the shareholders' representatives, and that the Audit Committee has the authority and responsibility to select, evaluate and where appropriate replace the independent accountants.

7. Approve in advance, any audit and non-audit services performed by the independent accountants on behalf of the Fund, its investment adviser or any entity controlling or under common control with the investment adviser.

8. Perform a self-assessment and review and reassess the adequacy of this Audit Committee Charter on an annual basis and propose any changes for approval by the Board of Trustees.

9. Review the internal controls and procedures of the Fund's accounting agent PFPC, Inc. on an annual basis.

10. Review and discuss the Fund's policies regarding risk assessment and risk management with the Fund's Chief Compliance Officer ("CCO") on an annual basis.

11. It is the authority and the responsibility of the Audit Committee as the Fund's "Qualified Legal Compliance Committee" to:


     a. Receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation");

     b. Inform the Fund's President ("CEO") of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

     c. Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the Audit Committee will (i) notify the full Board of Trustees, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the Audit Committee deems necessary;

     d. At the conclusion of the investigation, the Audit Committee will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Trustees of the results of the investigation and the appropriate remedial measures to be adopted;

     e. Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the Audit Committee has recommended; and

     f. Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

                                    EXHIBIT B

                                 RIVUS BOND FUND

                          NOMINATING COMMITTEE CHARTER

                                 RIVUS BOND FUND

                          NOMINATING COMMITTEE CHARTER
--------------------------------------------------------------------------------

          I.   BASIC FUNCTION AND PURPOSE


          A.   THE ROLE OF THE NOMINATING COMMITTEE IS TO:

               1.   recommend, for the Board's selection, nominees for director;

               2. identify qualified individuals to become members of the Board; and

               3. assist the Board in determining the structure, composition and size of the Board and its committees.

         II.  ORGANIZATION


          A.   MEMBERSHIP

         The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Rivus Bond Fund shall consist of at least two directors who are "independent directors", and each of whom is not an "interested person" as such term is defined in the Investment Company Act of 1940.

         The Board shall determine membership on the Committee. If a Chairman of the Committee is not elected by the full Board, the members of the Committee shall designate a Chairman of the Committee by majority vote of the full Committee. A Secretary of a Committee meeting may be selected by the Chairman of the Committee. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board may remove a member of the Committee in its discretion.

         B.    MEETINGS

         The Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary of the Committee meeting appointed by the Chairman. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting.

         III.  RESPONSIBILITIES


          A.   The Responsibilities of the Nominating Committee are:

               o Review, advise, and make recommendations to the Board with respect to (i) the range of skills and expertise which should be represented on the Board and its committees and the eligibility criteria for Board and committee membership in accordance with the "federal securities laws" (1) ; (ii) the general responsibilities and functions of the Board and its members; (iii) the

-------------------
         (1) For the purposes of these procedures, the "federal securities laws" includes, but is not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the 1940 Act, the Investment Advisers Act of 1940, Title V of the Gramm-Leach Bliley Act (privacy), any rules adopted by the SEC under any of
                                                                  (continued...)

                    organization, structure, size and composition of the Board;
                    (iv) the organization and responsibilities of appropriate committees of the Board and of Board appointed committees; and (v) the recommendations of management concerning compensation of Directors for service on the Board and its committees;

               o determine a desirable balance of expertise among Board members, seek out possible candidates to fill Board positions, and aid in attracting qualified candidates to the Board;

               o recommend to the Board nominees to fill vacancies on the Board;

               o    review and monitor the orientation of new Board members;

               o    recommend membership on Board committees;

               o lead the Board in an annual performance review of the Board and its committees;

               o monitor and review at least annually the performance of the officers of the Fund; and

               o perform such other functions as may be referred to the Committee by the full Board.

          B. IN THE PERFORMANCE OF THE RESPONSIBILITIES SET FORTH ABOVE, THE COMMITTEE MAY:

               o retain and terminate a search firm to be used to identify director candidates, including sole authority to approve such search firms, fees and other retention terms;

               o delegate any of its responsibilities to subcommittees or individuals as the Committee deems appropriate; and

               o obtain advice and assistance from fund counsel, accounting professionals or other advisers.

               IV. REPORTING RESPONSIBILITY


                  Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

---------------------

(continued...)

these statutes, the Bank Secrecy Act (anti-money laundering) and any rules adopted thereunder by the SEC or the Department of Treasury.

                                   APPENDIX A

 STATEMENT OF POLICY ON CRITERIA FOR SELECTING DIRECTORS AND NOMINATION PROCESS
--------------------------------------------------------------------------------

         The Nominating Committee (the "Committee") has adopted this policy statement for purposes of any required disclosure under the federal securities laws.

         The Committee believes that all candidates for nomination as a director should meet the following minimum criteria:

          o Candidates must possess the ability to apply their good faith business judgment and must be in a position to properly exercise their duties of loyalty and care.

          o Candidates should exhibit proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields.

          o Candidates should have the ability to grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate.

          o Candidates should have the ability to read and understand basic financial statements.

          o Candidates should not have reached the mandatory retirement age of 75 years.

          o In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.

         The Committee intends to follow the process outlined below in selecting director candidates for nomination by each Board:

          o In the case of new director candidates, the Committee will first determine whether the candidate must not be considered an "interested person" under the Investment Company Act, which determination will be based upon the Funds' charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel.

          o The Committee will then use its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

          o The Committee will then conduct a process of making a preliminary assessment of each candidate based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information.

          o This information will be evaluated against the criteria set forth above and the specific needs of the Funds at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Funds may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

          o On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board for election at the appropriate Board or shareholder meeting.

                                                                   FORM OF PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                               OF RIVUS BOND FUND

      The undersigned hereby appoints Clifford D. Corso, Leonard I. Chubinsky
P and Richard J. Walz, each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders
R of Rivus Bond Fund on June 25, 2008 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if
O personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may
X     properly come before the meeting or any adjournment thereof.

Y If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

      ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

      IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

                            FOR all nominees        WITHHOLD
                            listed (except as       authority to vote
                            indicated to the        for all nominees
                            contrary below)         listed hereon.
      1.    Election of                                                   NOMINEES:
            Trustees.       [        ]              [        ]            01. W. Thacher Brown   03. Morris Lloyd, Jr.
                                                                          02. Suzanne P. Welsh   04. J. Lawrence Shane


                                                                                 ------------    ------------    ------------
                                                                                     FOR           AGAINST         ABSTAIN
      2.    In their discretion, the proxies are authorized to transact such     [          ]    [          ]    [          ]
            other business as may properly come before the meeting and any adjournments thereof.

                                                                                     Please sign as name appears hereon. Joint
                                                                                     owners should each sign. When signing as
                                                                                     attorney, executor, administrator, trustee or
                                                                                     guardian, please give full title as such.

                                                                                     ------------------------------------------

                                                                                     ------------------------------------------
                                                                                     SIGNATURE(S)                        DATE